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                                                                    EXHIBIT 10

                      AMENDMENT TO AGREEMENT RE RELEASE
                         OF CERTAIN TITAN INFORMATION
                        SYSTEMS CORPORATION COLLATERAL

This Amendment to Agreement Re Release of Certain Titan Information Systems Corporation Collateral ("Amendment") is entered into by and among the Titan Corporation, a Delaware corporation ("Borrower"), Imperial Bank, a California banking corporation ("Imperial"), Sumitomo Bank of California, a California banking corporation ("Sumitomo") (Imperial and Sumitomo are collectively referred to herein as the "Banks"), and Sumitomo in its capacity as agent for Sumitomo and Imperial (the "Agent"), and is dated as of February 25, 1998. Reference is hereby made to (1) that certain Agreement Re Release of Certain Titan Information Systems Corporation Collateral dated as of December 8, 1997 (the "Collateral Release Agreement"); (2) that certain Amended and Restated Commercial Loan Agreement dated as of May 15, 1997 by and between Borrower, the Banks and Agent (the "Loan Agreement"), and (3) that certain Amendment to Existing Security Documents between the Banks, Agent, Borrower, and Titan Information Systems Corporation, a Delaware corporation ("TISC") dated as of May 15, 1997 (the "Amendment to Existing Security Documents"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Loan Agreement, the Collateral Release Agreement, and the Amendment to Existing Security Documents.

                                  I. RECITALS

     A. TISC has changed its name to Linkabit Wireless, Inc. ("Linkabit"). Linkabit is engaged in an initial public offering of its stock (the "IPO"). The IPO was expected to be finalized by March 15, 1998.

     B. The IPO has not been completed and Borrower and Linkabit have requested that the Banks and Agent extend the time for Linkabit to repay certain loans and accommodations to Borrower as set forth in the Collateral Release Agreement.

     C. Borrower further desires to amend certain financial reporting requirements in the Collateral Release Agreement and the Loan Agreement.

     D. Borrower desires from time to time to form subsidiaries, affiliates or other related entities, and the Banks wish to establish requirements under the Loan Agreement in connection with the formation of any such entities.

     E. The Banks and Agent are willing to consent to such modifications on the terms and subject to the condition set forth below.

                               II. AGREEMENT

     Now, therefore, it is hereby agreed by and between the parties hereto as follows.

     1. Paragraph 3C of the Collateral Release Agreement is amended to change the date of March 15, 1998, appearing in the 10th, 16th and 21st lines of said paragraph, to June 30, 1998.


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     2.        The second sentence of paragraph 4 of the Collateral Release
     Agreement is deleted and is replaced by the following:

          "In addition, on or before February 28, 1998, Borrower shall provide to each of the Banks, in form and detail reasonably acceptable to each of the Banks, a detailed post-closing balance sheet of Borrower and a post-closing, opening balance sheet of Linkabit."

     3. The first sentence of section 6.2(e) of the Loan Agreement is hereby amended to read as follows:

          "Borrower will submit annual projections prepared by quarter, for each new fiscal year contemporaneously with Borrower's delivery of its fiscal year-end financial statements."

     4.        Paragraph 6.26 is added to the Loan Agreement to read as follows:

          "Borrower will not form any new subsidiary, affiliate or related entity nor transfer any of Borrower's assets to any subsidiary, affiliate or related entity without first obtaining the written consent of Agent to do so, which consent shall not be unreasonably withheld. At any time that Borrower forms a new subsidiary, affiliate, or other related entity, it will upon request of Agent or either of the Banks, execute and deliver a continuing guaranty, security agreement, and financing statement (UCC-1), together with such other documents required by Agent or either of the Banks in form and substance satisfactory to Banks, executed by such entity, providing assurance to Banks that Banks' lien on all of Borrower's assets and the assets of Borrower's subsidiaries, affiliates and related entities is a first lien on all such assets."

     5. The Collateral Release Agreement, the Loan Agreement, and the Amendment to Existing Security Documents remain unmodified and in full force and effect, except as otherwise amended hereby.

     This Amendment is executed as of the date first written above.

                              "Borrower"

                              THE TITAN CORPORATION, A Delaware
                              corporation

                              By: /s/ ERIC M. DEMARCO
                                  -------------------------------
                                  Eric M. DeMarco
                                  Senior Vice President
                                  Chief Financial Officer



                              "Banks"

                              THE SUMITOMO BANK OF CALIFORNIA,
                              a California banking corporation,
                              in its individual capacity

                              By: /s/ SAJEDA SIMJEE
                                  ----------------------------------


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                                  Sajeda Simjee, Vice President


                              IMPERIAL BANK, a California banking
                              corporation

                              By: /s/ TIM BUBNACK
                                  --------------------------------------
                                  Tim Bubnack, Vice President

                                      "Agent"

                              THE SUMITOMO BANK OF CALIFORNIA,
                              a California banking corporation, as
                              Agent for itself and Imperial Bank

                              By: /s/ SAJEDA SIMJEE
                                  --------------------------------------
                                  Sajeda Simjee, Vice President